ESP RESOURCES, INC.
AND SUBSIDIARY

 CONSOLIDATED FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

FOR THE PERIOD ENDED SEPTEMBER 30, 2007

ESP RESOURCES, INC. AND SUBSIDIARY

INDEPENDENT ACCOUNTANTS’ REPORT                                                           2

FINANCIAL STATEMENTS
Consolidated Balance Sheet                                                                           3
Consolidated Statement of Operations                                                         4
Consolidated Statement of Changes in Stockholders’ Deficit                  5
Consolidated Statement of Cash Flows                                                        6-7
Notes to Consolidated Financial Statements                                               8-15

SUPPLEMENTARY INFORMATION
Consolidated Schedule of General and Administrative Expenses            16

To the Board of Directors
ESP Resources, Inc. and Subsidiary
Lafayette, Louisiana

    We have reviewed the accompanying Balance Sheet of ESP Resources, Inc. (a corporation) and Subsidiary as of September 30, 2007, and the related consolidated Statements of Income, Retained Earnings, and Cash Flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of ESP Resources, Inc. and it’s Subsidiary.

    A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

    Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.

    Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles.  The information included in the accompanying consolidated Schedules as listed in the table of contents is presented only for supplementary analysis purposes.  Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made thereto.

WRIGHT, MOORE, DEHART,
DUPUIS & HUTCHINSON, L.L.C.
Certified Public Accountants

November 26, 2007

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2007

ASSETS

CURRENT ASSETS
Cash	$258,860
Accounts Receivable	229,486
Inventory - Raw Materials	100,127
Inventory - Finished Goods	53,112
Prepaid Expenses	16,193
Due from Officers	37,000

Total Current Assets	694,778

PROPERTY AND EQUIPMENT
Furniture and Fixtures	6,395
Machinery and Equipment	93,037
Automobiles and Trailers	265,596
Total	365,028
Less: Accumulated Depreciation	(43,366)

Net Property and Equipment	321,662

OTHER ASSETS
Deposits	3,503
Deferred Income Taxes	42,989

Total Other Assets	46,492

TOTAL ASSETS	$1,062,932

See Accompanying Notes and Accountants' Report

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2007

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts Payable	$135,857
Factoring Payable	94,154
Accrued Expenses	3,281
Payroll Taxes Payable	1,711
Sales Tax Payable	10,708
Due to Related Company	710,427
Due to Stockholders'	100
Current Maturities of Long-Term Debt	56,996

Total Current Liabilities	1,013,234

LONG-TERM LIABILITIES
Long-Term Debt (Less Current Maturities)	191,913

Total Liabilities	1,205,147

STOCKHOLDERS' DEFICIT
Common Stock	2,940
Additional Paid-In Capital	200
Accumulated Deficit	(145,355)

Total Stockholders' Deficit	(142,215)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$1,062,932

See Accompanying Notes and Accountants' Report

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

REVENUES		$893,716

DIRECT COSTS
Materials	$367,800
Contract Labor	540
Freight	29,558
Other	1,339
Total Direct Costs		399,237

GROSS PROFIT		494,479

ADMINISTRATIVE EXPENSES
General and Administrative (Scheduled)	615,652
Depreciation	43,437
Total Administrative Expenses		659,089

LOSS FROM OPERATIONS		(164,610)

OTHER INCOME (EXPENSES)
Interest Expense	(17,819)
Loss on Sale of Assets	(429)
Miscellaneous Expense	(1,916)
Total Other Income (Expenses)		(20,164)

NET LOSS BEFORE PROVISION FOR INCOME TAXES		(184,774)

PROVISION FOR INCOME TAXES (BENEFIT)
Current	-
Deferred	(42,989)
Total Provision for Income Taxes (Benefit)		(42,989)

NET LOSS		$(141,785)

See Accompanying Notes and Accountants' Report

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

	Common	Paid-In	Accumulated
	Stock	Capital	Deficit	Total

Balance - January 1, 2007	$-	$-	$(3,570)	$(3,570)

Common Stock Issues	2,940	200	-	3,140

Net Loss	-	-	(141,785)	(141,785)

Balance - September 30, 2007	$2,940	$200	$(145,355)	$(142,215)

See Accompanying Notes and Accountants' Report

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(141,785)
Adjustments to Reconcile Net Loss to
Net Cash Used In Operating Activities:
Depreciation	43,437
Deferred Income Taxes	(42,989)
Change in Assets and Liabilities:
Accounts Receivable	(229,486)
Inventory	(153,239)
Prepaid Expenses	21,172
Due From Officers	(37,000)
Deposits	(3,503)
Accounts Payable	135,857
Accrued Expenses	13,535
Payroll Taxes Payable	1,711
Sales Taxes Payable	10,708
Total Adjustments	(239,797)

Net Cash Used In Operating Activities	(381,582)

CASH FLOWS FROM INVESTING ACTIVITIES
Loss on sale of asset	429
Purchase of Property and Equipment	(84,671)

Net Cash Used In Investing Activities	(84,242)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds From Factoring	94,154
Proceeds From Stockholder Loans	700,100
Payments to Stockholders	(6,000)
Principal Payments on Financed Insurance	(35,471)
Principal Payments on Long-Term Debt	(31,948)
Issuance of Common Stock	2,940
Additional Paid-In Capital	200

Net Cash Provided By Financing Activities	723,975

See Accompanying Notes and Accountants' Report

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS - continued
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

NET INCREASE IN CASH	258,152

CASH AT BEGINNING OF YEAR	709

CASH AT END OF YEAR	$258,860

See Accompanying Notes and Accountants' Report

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(A)           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business- ESP Resources, Inc. (the Company) was incorporated in the State of Delaware in November 2006.   ESP Resources, Inc. was formed as a holding company for its wholly owned subsidiary, ESP Petrochemicals, Inc.

On June 15, 2007, the Company acquired all of the stock of ESP Petrochemicals, Inc., which was incorporated in the State of Louisiana in November 2006.  ESP Petrochemicals, Inc. sells and blends chemicals for use in the oil and gas industry to customers primarily located in the Gulf of Mexico and gulf states region.

The financial statements for the period ended September 30, 2007 include the activity of this subsidiary. All significant intercompany balances and transactions have been eliminated.

Income Taxes– Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of accrued taxes plus deferred taxes primarily related to differences between the depreciation expenses for financial and tax reporting.  The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Property and Equipment - Property and equipment of the Company is stated at cost.  Expenditures for property and equipment which substantially increase the useful lives of existing assets are capitalized at cost and depreciated.  Routine expenditures for repairs and maintenance are expensed as incurred.

Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets for financial reporting purposes.  For income tax purposes, depreciation is computed by use of the Modified Accelerated Cost Recovery System (MACRS).

Cash and Cash Equivalents - The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company had no cash equivalents at September 30, 2007.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(A)           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Accounts Receivable - Management has elected to record bad debts using the direct write-off method.  Generally accepted accounting principles require that the allowance method be used to reflect bad debts.  However, the effect of the use of the direct write-off method is not materially different from the results that would have been obtained had the allowance method been followed.

The Company generally does not require collateral, and the majority of its trade receivables are unsecured. The carrying amount for accounts receivable approximates fair value.

On February 2, 2007, the Company entered into a combined account factoring and security agreement with Midsouth Bank, which was renewed on June 20, 2007 and expires April 30, 2008. Under the terms of the agreement the Company may obtain advances up to 87 percent of eligible accounts receivable, subject to a three percent factoring fee, and ten percent held in a reserve account, which is released to the Company upon payment of the receivable. The factoring agreement is subject to a revolving line of credit master note, which limits borrowing to $190,000. The line of credit is payable upon demand, or if no demand is paid, with monthly payments of interest at 12 percent. All outstanding principle plus accrued unpaid interest is due on April 30, 2008. The payment terms of the line of credit will not be enforced while the factoring agreement is in effect. The line of credit is secured by all inventory, accounts, and equipment of the Company and a commercial guarantee of a Company stockholder. The total borrowings under the factoring agreement at September 30, 2007 were $108,294 with $14,140 held in reserve, resulting in a net factoring payable of $94,154 as of September 30, 2007.

Inventory - Inventory is based on a physical count and represents raw and blended chemicals and other items valued at the lower of cost or market with cost determined using the first-in first-out method, and with market defined as the lower of replacement cost or realizable value.

Advertising– Advertising costs are charged to operations when incurred. Advertising expense for the nine months ended September 30, 2007 was $762.

(B)	CASH AND CASH EQUIVALENTS

The company and its subsidiary maintain balances at one bank.  Accounts at that institution are insured by the Federal Deposit Insurance Corporation up to $100,000.  At September 30, 2007, the company had $135,847 of uninsured balances.

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(C)          LOAN FROM INVESTOR

At September 30, 2007 the Company had a short-term note payable to a third-party public corporation in the amount of $700,000.  The note was paid off on October 31, 2007 when the Company acquired a 75% interest in the third-party public corporation through a reverse merger transaction (See Note K below).  Interest was payable at the lowest applicable federal rate from the date of the note.  Accrued interest for the nine months ended September 30, 2007 was $10,427.

 (D)         LONG-TERM DEBT

Long-term debt consisted of the following as of September 30, 2007:

Note payable to Midsouth Bank dated May 2007. The note
bears interest at 12.00 percent per annum and is payable in
monthly installments of $194, maturing May 2012. The note
is secured by equipment and deposit accounts.	$8,268

Note payable to Midsouth Bank dated February 2007. The
note bears interest at 12.00 percent per annum and is payable in monthly installments of $194, maturing February 2012.
The note is secured by equipment and deposit accounts.	6,898

Note payable to FMC dated January 2007. The note bears
interest at 2.90 percent per annum and is payable in monthly installments of $945, maturing February 2012. The note is
secured by a vehicle.	46,929

Note payable to FMC dated January 2007. The note bears
interest at 2.9 percent per annum and is payable in monthly
installments of $902 maturing February 2012. The note is
secured by a vehicle.	44,832

Note payable to FMC dated January 2007. The note bears
interest at 2.90 percent per annum and is payable in monthly installments of $902 maturing February 2012. The note is
secured by a vehicle.	44,832

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

 (D)            LONG-TERM DEBT - continued

Note payable to FMC dated January 2007. The note bears
interest at 2.90 percent per annum and is payable in monthly installments of $925 maturing February 2012. The note is
secured by a vehicle.	45,966

Note assumed with vehicle purchase, payable to FMC
dated December 2006. The note bears interest at 9.90
percent per annum and is payable in installments of $724
maturing December 2011. The notes is secured by a
vehicle (see Note F below).	30,015

Note assumed with vehicle purchase, payable to St. Martin
Bank dated December 2005. The note bears interest at
7.10 percent per annum and is payable in installments of
$852 maturing December 2009. The note is secured by
a vehicle (see Note F below).	21,169

Total	248,909

Less Current Maturities	(56,996)

Total Long-Term Debt	$191,913

Maturities of long-term debt are as follows:

2008	$56,996
2009	59,797
2010	54,105
2011	54,793
2012	23,218
Total	$248,909

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

 (E)          OPERATING LEASE

In March 2007, the company entered into a one-year lease for its facilities, expiring March 2008, in the amount of $3,117 per month. Rent expense related to this lease for the nine months ended September 30, 2007 was $21,819.

In March 2007, the company entered into a month-to-month lease for a forklift in the amount of $1,409 per month.

In February 2007, the company entered into a lease for various chemical tanks with lease terms varying from six months to one year.  Rental fees under this lease are determined on a per day basis in amounts of $1.65 per day or $1.75 per day depending upon the model of tank rented.

(F)            RELATED PARTY TRANSACTIONS

At September 30, 2007 the Company had a balance due from a stockholder in the amount of $15,000.  This is an advance that is to be repaid by December 31, 2007.

At September 30, 2007 the Company had a balance due to a stockholder in the amount of $100 which was used to fund the initial operations of the Company.

At September 30, 2007 the Company had a balance due from officers in the amount of $1,000 related to the initial sale of subsidiary stock.

At September 30, 2007 the Company had a balance due from a stockholder in the amount of $21,000.  This was an advance on expenses that have not yet been approved by management.

At September 30, 2007 the Company had an account receivable balance due from a related company in the amount of $65,243.  Sales to this related company amounted to $142,187 for the nine months ended September 30, 2007.

At September 30, 2007 the Company had an account payable balance due to a related company in the amount of $20,636.  Purchases from this related company amounted to $284,044 for the nine months ended September 30, 2007.

During the nine months ended September 30, 2007, the Company purchased equipment, automobiles and inventory from a related company.  As part of this transaction, the Company assumed two notes payable in the amount of $54,820.

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(G)          COMMON AND PREFERED STOCK

Common and preferred stock consisted of the following at September 30, 2007:

ESP Resources, Inc.
Class A Common - $0.001 par value;
100,000,000 shares authorized
29,400,000 issued and outstanding	$2,940

Class B Common - $0.001 par value;
10 votes per share,
5,000,000 shares authorized	-

Class A Preferred - $0.001 par value;
20,000,000 shares authorized	-

Total	$2,940

(H)          CONCENTRATIONS

The company has three major customers that together account for 81% of accounts receivable at September 30, 2007 and 72% of the total revenues earned for the nine months then ended, as follows:

Customer A	20% of accounts receivable	38% of total revenues
Customer B	28% of accounts receivable	16% of total revenues
Customer C	33% of accounts receivable	18% of total revenues

(I)            CASH FLOW DISCLOSURES

Cash Paid During the Year For:
Interest	$17,819
Taxes	-

Non-cash investing and financing activities:

During the nine months ended September 30, 2007, the Company purchased assets in the amount of $280,857 financed directly by the seller.

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(I)            CASH FLOW DISCLOSURES - continued

During the nine months ended September 30, 2007, the Company acquired insurance policies with total premiums of $57,465. The Company financed $47,998 of these policies through notes payable.  As of September 30, 2007 all insurance notes have been paid.

(J)            INCOME TAXES

The components of Income Tax Expense (Benefit) at September 30, 2007 are as follows:

Current Tax Expense                                                           $           -
Deferred Tax Benefit                                                              (42,989)
Total                                                                              $ (42,989)

The company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income before the provision for income taxes because of timing differences in depreciation expense allowed for income tax purposes as opposed to depreciation expense allowed for financial reporting purposes and the effect of net operating loss carryforwards.

The components of the Deferred Income Taxes asset at September 30, 2007 are as follows:

Deferred Tax Asset                                                                $    4,878
Deferred Tax Liability                                                               (47,867)
Total Deferred Income Taxes                                       $ (42,989)

Temporary differences giving rise to the deferred tax liability consist primarily of the excess depreciation for tax purposes over the amount for financial reporting purposes.  The deferred tax asset is due to net operating loss carryforwards that expire in the year ending 2027.

The components of the Deferred Income Taxes asset at September 30, 2007 are attributable to each of the companies as follows:

ESP Petrochemicals, Inc.                                                         $    5,430
ESP Resources, Inc.                                                                     37,559
Total                                                                                   $  42,989

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(K)           SUBSEQUENT EVENTS

On October 31, 2007, the Company was a party to a reverse triangular merger transaction.  The transaction involved the Company acquiring a seventy-five percent (75%) interest in a third-party public corporation and transferring all of its interest in its wholly owned subsidiary to the third-party public corporation.